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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 26, 2007



                              Fortune Brands, Inc.
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                 1-9076                 13-3295276
  (State or Other Jurisdiction     (Commission             (IRS Employer
        of Incorporation)          File Number)          Identification No.)


                               520 Lake Cook Road
                               Deerfield, IL 60015
               (Address of Principal Executive Offices) (Zip Code)

                                  847-484-4400
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.   Results of Operations and Financial Condition.

             Pursuant to Form 8-K, "Item 2.02 Results of Operations and Financial Condition" and "Item 7.01 Regulation FD Disclosure," the Registrant is furnishing its press release dated January 26, 2007, which reports the Registrant's fourth quarter and full year 2006 results, as well as certain guidance for 2007. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.


Item 7.01.   Regulation FD Disclosure.

             See "Item 2.02. Results of Operations and Financial Condition" above.


Item 9.01.   Financial Statements and Exhibits.

       (d)

       99.1 Press Release of Fortune Brands, Inc. dated January 26, 2007, is being furnished pursuant to Items 2.02 and 7.01.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FORTUNE BRANDS, INC.
                                          (Registrant)



                                       By:   /s/ Craig P. Omtvedt
                                          --------------------------------------
                                          Name:  Craig P. Omtvedt
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

Date: January 26, 2007


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                                  Exhibit Index


     Exhibit
     Number                                Description
     ------                                -----------

      99.1 Press Release of Fortune Brands, Inc. dated January 26, 2007, is being furnished pursuant to Items 2.02 and 7.01.